Q1 2017 Supplemental Financial Information February 2, 2017 Exhibit 99.2

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This presentation also contains references to non-GAAP financial information subject to Regulation G.  The
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included as Exhibit 99.1 to Form 8-K filed with the SEC on the same date, as well as in this presentation, including the
Appendix.
Q1 2017 Supplemental Financial Information

Q1 2017 Supplemental Financial Information
Strategic Direction

Key Focus Areas
A high-performing
aerospace
and
defense
company whose engaged employees deliver
value through world-class products, services,
and technologies.
Profitable &
Balanced
Sales Growth
Enterprise
Excellence
Leverage the
Enterprise
Employee
Engagement
Regulatory &
Customer
Compliance
Q1 2017 Supplemental Financial Information

Q1 2017 Supplemental Financial Information
Q1 2017 Financial Results
•
Sales of $458 million, up 3.7%*
–
Organic sales increase $22 million
•
GAAP EPS of $0.72 (per diluted share)
–
Adjusted EPS of $0.82**
•
Free cash flow of $30 million**
3
* Comparison is to fiscal Q1 2016
** Excludes certain discrete items; see Page 1 regarding non-GAAP financial measures.
Solid Start to Fiscal 2017

Q1 2017 Supplemental Financial Information
Q1 2017 Year-over-Year (YOY) Summary

Dollars in millions, except EPS
Q1
2017
Q1 2016
Change
Sales
$   458
$   441
$      17
Gross Margin
$   144
$   138
$        6
-
% of sales
31.5%
31.2%
0.3%
Operating Earnings from
Continuing Operations
$     30
$     17
$      13
-
% of sales
6.5%
3.9%
2.6%
Earnings from
Continuing Operations
$     21
$     10
$      11
Earnings Per
Diluted Share
from
Continuing Operations
$  0.72
$  0.33
$   0.39

Q1 2017 Supplemental Financial Information
Q1 2017 Sales Change (YOY)
Items
Sales
Q1 2016
$    441
•
Foreign
currency translation
(8)
•
FX forward contract gain
3
•
Sales volume
22
Q1 2017
$    458
Dollars in millions

Q1 2017 Supplemental Financial Information
Q1 2017 Segment Sales Change (YOY)
Total Change
Organic¹
FX
Avionics & Controls
3%
3%
<1%
Sensors & Systems
10%
11%
(1)%
Advanced
Materials
(5)%
(1)%
(4)%
Total
4%
5%
(1)%
¹ Q1 2017 organic sales growth represents the total reported increase within the company’s continuing operations less the impact of all foreign currency translation and hedging activities.

Q1 2017 Supplemental Financial Information
Q1 2017 Gross Margin Change (YOY)
Items
Gross Margin
Q1 2016
$   138
•
Foreign
currency translation
(2)
•
FX forward contract gain
3
•
Sales
volume / mix
4
•
Other
1
Q1 2017
$   144
Dollars in millions

Q1 2017 Supplemental Financial Information
Q1 2017 Earnings Adjustment

* See Page 1 regarding non-GAAP financial measures.
Dollars in millions, except EPS
Adjustments are net of tax
Earnings from
Continuing Ops
EPS
GAAP
$     21
$  0.72
•
Compliance costs
2
0.08
•
DAT integration costs
1
0.02
Adjusted *
$     24
$  0.82

Q1 2017 Supplemental Financial Information
Q1 2017 Free Cash Flow Reconciliation

* See Page 1 regarding non-GAAP financial measures.
Q1 2017
Q1 2016
Net Earnings
$       16
$        5
•
Depreciation and amortization
(Depreciation
of $14M and $12M in
Q1 2017 and Q1 2016, respectively)
26
24
•
Change in working capital (A/R,
Inventory, A/P)
23
23
•
Other
(20)
(11)
Cash flow from operations
$       45
$        41
•
Capital expenditures
(15)
(15)
Free cash flow*
$        30
$        26
Dollars in millions; GAAP results

Q1 2017 Supplemental Financial Information
Q1 2017 EBITDA

* See Page 1 regarding non-GAAP financial measures.
Q1 2017
Q1 2016
Operating Earnings
from Continuing Operations
$      30
$      17
•
Depreciation and amortization
25
24
EBITDA from Continuing
Operations *
$      55
$      41
Dollars in millions

Q1 2017 Supplemental Financial Information
2017 Guidance
Guidance
Sales
$2.0B
-
$2.05B
GAAP
EPS
(diluted, continuing ops)
$4.30 -
$4.70
Adjusted EPS*
(diluted, continuing ops)
$4.50 -
$4.90
EBITDA*
$295M -
$315M
Free Cash Flow*
$165M -
$185M
11
Guidance
2017 Adjusted
EPS
GAAP
EPS (diluted, continuing ops)
$4.30 -
$4.70
Compliance Costs
$0.18
DAT Integration Costs
$0.02
Adjusted EPS* (diluted, continuing ops)
$4.50 -
$4.90
* See Page 1 regarding non-GAAP financial measures.
Guidance Unchanged

2017 Tax Outlook
Q1 2017 Supplemental Financial Information

2017 Q1
Discrete
Tax Benefits
2017 Q1
Tax Expense
(Excluding
Discrete Benefits)
Actual 2017 Q1
Tax Expense
2017 Full-Year
Estimated Tax Rate
~ 24% -
25%
$0
$3
$6
$9
27.7%
Tax Rate
(Ex. Discrete Items)
1.9%
Effective
Tax Rate

Q1 2017 Supplemental Financial Information
2017 Guidance Assumptions
•
Interest expense ~$29 million
•
Tax rate ~24%-25%
•
Average diluted shares outstanding 29.830 million
•
Depreciation / Amortization expense ~$100 million
•
Cap Ex $55 -
$60 million

Q1 2017 Supplemental Financial Information
Share Repurchase Update
# Shares
In thousands
$ Value
In millions
$ Authorization
Remaining
In millions
•
FY 2014
269
$   30.3
•
FY 2015
2,562
259.5
•
FY 2016
305
18.7
•
Q1 2017
-
-
Total since inception*
3,136
$ 308.5
$   91.5
* $400 million total authorization for share repurchase.

Q1 2017 Supplemental Financial Information Appendix 15

Q1 2017 Supplemental Financial Information
Q1 2017 Adjusted Gross Margin and EBIT*

* See Page 1 regarding non-GAAP financial measures
In thousands
Avionics
Sensors
AM
ESL
GAAP Sales
192,682
$
167,073
$
97,978
$
457,733
$
GAAP Gross Margin
60,488
$
59,106
$
24,453
$
144,047
$
DAT Integration Costs
301

-

-

301

Adjusted Gross Margin
60,789
$
59,106
$
24,453
$
144,348
$
Avionics
Sensors
AM
Corporate
ESL
GAAP EBIT
17,917
$
19,946
$
9,880
$
(17,767)
$
29,976
$
Compliance Costs
-

-

-

2,251

2,251

DAT Integration Costs
637

-

-

-

637

Adjusted EBIT
18,554
$
19,946
$
9,880
$
(15,516)
$
32,864
$
Adjusted Gross Margin as a % of Sales
31.5%
35.4%
25.0%
-

31.5%
Adjusted EBIT as a % of Sales
9.6%
11.9%
10.1%
-

7.2%

Q1 2017 Supplemental Financial Information
Q1 2016 Adjusted Gross Margin and EBIT*

* See Page 1 regarding non-GAAP financial measures
In thousands
Avionics
Sensors
AM
ESL
GAAP Sales
186,245
$
152,430
$
102,802
$
441,477
$
GAAP Gross Margin
59,667
$
50,235
$
27,817
$
137,719
$
Accelerated Integration
-

331

156

487

DAT Integration
1,102

-

-

1,102

Adjusted Gross Margin
60,769
$
50,566
$
27,973
$
139,308
$
Avionics
Sensors
AM
Corporate
ESL
GAAP EBIT
9,413
$
12,784
$
12,990
$
(18,065)
$
17,122
$
Accelerated Integration
334

520

281

283

1,418

Compliance Costs
-

-

-

3,484

3,484

DAT Integration
3,648

-

-

-

3,648

Adjusted EBIT
13,395
$
13,304
$
13,271
$
(14,298)
$
25,672
$
Adjusted Gross Margin as a % of Sales
32.6%
33.2%
27.2%
-

31.6%
Adjusted EBIT as a % of Sales
7.2%
8.7%
12.9%
-

5.8%